UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    ------------------------------------------------------------------------

                                    FORM 8-K
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                February 27, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
    ------------------------------------------------------------------------
      FLORIDA                      0-28331                      84-1047159
(State of Incorporation or  (Commission File Number)         (I.R.S. Employer
organization)                                                Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is
           intended to simultaneously satisfy the filing obligation of the registrant under any of the
                              following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        China Direct Trading Corporation (China Direct) issued a press release on February 27, 2006 regarding gross sales revenues in the first month of January 2006 and projected gross revenues for the first fiscal quarter of fiscal year 2006. The gross sales revenue figures includes gross sales revenues from the sale of power generators by Complete Power Solutions, LLC (CPS), a Florida company that distributes commercial and residential power generators manufactured by other companies. As previously reported, China Direct acquired a controlling membership interest in CPS in January 2006 and is consolidating CPS financial results with China Direct financial results for Fiscal Year 2006.

        The information contained in this Current Report shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #99.1           Press release issued by China Direct Trading Corporation
                        regarding gross sales in January 2006


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CHINA DIRECT TRADING CORPORATION

                  Date: February 27, 2006

                  By: /s/ Howard Ullman___________________________________
                  Howard Ullman, Chief Executive Officer, President and Chairman



EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #99.1           Press release issued by China Direct Trading Corporation
                        regarding gross sales in January 2006